CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS








As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into National Service Industries, Inc.'s
previously  filed   Registration   Statement   covering  the  National Linen
Service Retirement and 401(k) Plan for Eligible Associates.




/s/ Arthur Andersen LLP
    Arthur Andersen LLP


Atlanta, Georgia
July 13, 1995